                               NOBLE AFFILIATES

                        THRIFT AND PROFIT SHARING PLAN

          (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994)

                               NOBLE AFFILIATES
                        THRIFT AND PROFIT SHARING PLAN

          (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994)

                             TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
PREAMBLE          .........................................................  1
ARTICLE I.        DEFINITIONS AND CONSTRUCTION.............................  1
                  Section 1.1       Definitions............................  2
ARTICLE II.       ELIGIBILITY AND PARTICIPATION............................ 16
                  Section 2.1       Eligibility............................ 16
                  Section 2.2       Participation.......................... 16
ARTICLE III.      CONTRIBUTIONS, ALLOCATIONS AND FORFEITURES............... 17
                  Section 3.1       Pre-Tax Contributions.................. 17
                  Section 3.2       Matching Contributions................. 18
                  Section 3.3       Discretionary Contributions............ 19
                  Section 3.4       Payment of Contributions............... 19
                  Section 3.5       Return of Employer Contributions....... 19
                  Section 3.6       Allocation of Contributions............ 20
                  Section 3.7       Application and Allocation of
                                    Forfeitures............................ 30
                  Section 3.8       Rollover Contributions................. 31
ARTICLE IV.       TRUST FUND............................................... 31
                  Section 4.1       Trust and Trustee...................... 31
                  Section 4.2       Trust Investment Options............... 32
ARTICLE V.        VESTING.................................................. 34
                  Section 5.1       Fully Vested Accounts.................. 34
                  Section 5.2       Disability or Death Vesting............ 34
                  Section 5.3       Period of Service or Age Vesting....... 35


                                     (i)

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ARTICLE VI.       VALUATIONS AND DISTRIBUTIONS............................. 36
                  Section 6.1       Valuation and Adjustment of Accounts... 36
                  Section 6.2       Time and Form of Distribution.......... 37
                  Section 6.3       Distribution of Retirement and Disability
                                    Benefits............................... 38
                  Section 6.4       Distribution of Death Benefit.......... 38
                  Section 6.5       Distribution of Separation from
                                    Employment Benefit..................... 39
                  Section 6.6       In-Service Withdrawals................. 41
                  Section 6.7       Distributions to Minors and
                                    Persons Under Legal Disability......... 44
                  Section 6.8       Plan Loans............................. 44
                  Section 6.9       Qualified Domestic Relations Orders.... 45
                  Section 6.10      Transfer of Eligible Rollover
                                    Distribution........................... 47
ARTICLE VII.      PLAN ADMINISTRATION...................................... 49
                  Section 7.1       Employee Benefits Committee............ 49
                  Section 7.2       Powers, Duties and Liabilities
                                    of the Committee....................... 49
                  Section 7.3       Rules, Records and Reports............. 50
                  Section 7.4       Administration Expenses and
                                    Taxes.................................. 50
ARTICLE VIII.     AMENDMENT AND TERMINATION................................ 51
                  Section 8.1       Amendment.............................. 51
                  Section 8.2       Termination............................ 52
ARTICLE IX.       TOP-HEAVY PROVISIONS..................................... 53
                  Section 9.1       Top-Heavy Definitions.................. 53
                  Section 9.2       Minimum Contribution
                                    Requirement............................ 55
                  Section 9.3       Minimum Vesting Schedule............... 56
ARTICLE X.        MISCELLANEOUS GENERAL PROVISIONS......................... 57
                  Section 10.1      Spendthrift Provision.................. 57
                  Section 10.2      Claims Procedure....................... 57
                  Section 10.3      Maximum Contribution Limitation........ 58
                  Section 10.4      Employment Noncontractual.............. 60
                  Section 10.5      Limitations on Responsibility.......... 60
                  Section 10.6      Merger or Consolidation................ 60
                  Section 10.7      Applicable Law......................... 61


                                     (ii)

                               NOBLE AFFILIATES
                       THRIFT AND PROFIT SHARING PLAN
          (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994)

      THIS THRIFT AND PROFIT SHARING PLAN, made and executed by NOBLE AFFILIATES, INC., a Delaware corporation (the "Company"),

                             W I T N E S S E T H:

      WHEREAS, the Company has heretofore established for the benefit of its employees a qualified profit sharing plan known as the Noble Affiliates Thrift and Profit Sharing Plan, which was amended and restated in its entirety effective as of January 1, 1988; and

      WHEREAS, the Company now desires to continue said profit sharing plan without interruption by amending and restating its plan document in its entirety to update its language, make certain changes and incorporate prior amendments;

      NOW, THEREFORE, in consideration of the premises and pursuant to Section
8.1 thereof, the Noble Affiliates Thrift and Profit Sharing Plan is hereby amended and restated in its entirety to read as follows:


                                  ARTICLE I.
                         DEFINITIONS AND CONSTRUCTION

      Section 1.1 DEFINITIONS. Unless the context clearly indicates otherwise, when used in this Plan:

            (a) "Affiliated Company" means any corporation or organization, other than an Employer, which is a member of a


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      controlled group of corporations (within the meaning of Section 414(b) of the Code) or of an affiliated service group (within the meaning of
      Section 414(m) of the Code) with respect to which an Employer is also a member, and any other incorporated or unincorporated trade or business which along with an Employer is under common control (within the meaning of the regulations from time to time promulgated by the Secretary of the Treasury pursuant to Section 414(c) of the Code); provided, however, that for the purposes of Section 10.3 of the Plan, Section 414(b) and (c) of the Code shall be applied as modified by Section 415(h) of the Code.

            (b) "After-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to amounts credited to his or her After-Tax Account under the Previous Plan as in effect on December 31, 1993.

            (c) "Basic Compensation" means the cash remuneration, including overtime, payable by an Employer to an Employee for personal services rendered to the Employer prior to reduction for any Pre-Tax Contributions made by such Employer to this Plan on behalf of such Employee and prior to reduction for any compensation reduction amounts elected by such Employee for benefits pursuant to the Noble Affiliates, Inc. Cafeteria Plan, but excluding incentive payments, bonuses, allowances, commissions, deferred compensation payments and any other extraordinary remuneration; provided, however, that the Basic Compensation


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      of an Employee taken into account under the Plan for any Plan Year commencing after December 31, 1993 shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to the Section 401(a)(17)(B) of the Code). In determining the Basic Compensation of an Employee, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 prior to the end of the Plan Year.

            (d)   "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means the Employee Benefits Committee appointed by the Board of Directors of the Company to administer the Plan.

            (f)   "Company" means Noble Affiliates, Inc.

            (g) "Company Stock" means the common stock of Noble Affiliates, Inc.

            (h) "Compensation" means the sum of (i) the Total Compensation paid by an Employer to an Employee, (ii) any Pre-Tax Contributions made by an Employer to this Plan on behalf of such Employee, and (iii) any salary reduction amounts elected by such Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code) maintained by an Employer; provided, however, that except for purposes of determining whether an Employee is a Highly Compensated Employee, the

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      Compensation of an Employee taken into account under the Plan for any
      Plan Year commencing after December 31, 1993 shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code).

            (i) "Covered Employee" means any Employee other than an Employee who is a member of a collective bargaining unit with which an Employer negotiates and with respect to whom no coverage under this Plan has been provided by collective bargaining agreement.

            (j) "Discretionary Contribution" means a contribution made by an Employer to this Plan pursuant to Section 3.3.

            (k) The "Early Retirement Date" of a Participant means the day such Participant has both attained the age of 55 years and completed a five-year Period of Service.

            (l)   "Employee" means any individual employed by an Employer.

            (m) "Employer" shall include the Company, Samedan Oil Corporation, Noble Gas Marketing, Inc. and any other incorporated or unincorporated trade or business which may subsequently adopt this Plan with the consent of the Board of Directors of the Company.

            (n) "Employer Matching Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to contributions made by an Employer for such Participant pursuant to Sections 3.2 and 3.3, forfeitures

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      applied pursuant to Section 3.7 and amounts credited to his or her
      Employer Matching Account under the Previous Plan as in effect on December 31, 1993.

            (o) "Employment Date" means the date an Employee first performs an Hour of Service.

            (p)   "Highly Compensated Employee" means for a Plan Year:

                  (1) any Employee who during such Plan Year or the preceding Plan Year was at any time a 5-percent owner (within the meaning of Section 416(i)(1) of the Code) of an Employer or Affiliated Company;

                  (2) any Employee who during the preceding Plan Year received Compensation greater than $75,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to
            Section 414(q)(1) of the Code);

                  (3) any Employee who during the preceding Plan Year received Compensation greater than $50,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to
            Section 414(q)(1) of the Code) and is in the group consisting of the top 20% (when ranked on the basis of Compensation received during the preceding Plan Year) of all Employees, except those excluded pursuant to Section 414(q)(8) of the Code;

                  (4) any Employee who during the preceding Plan Year, subject to the requirements of Section 414(q)(5)

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            of the Code, was at any time an officer of an Employer or
            Affiliated Company and received Compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for the preceding Plan Year;

                  (5) any Employee who is one of the 100 Employees who received the greatest Compensation during such Plan Year and is described in paragraph (2), (3) or (4) above if such paragraph is applied by substituting such Plan Year for the preceding Plan Year; or

                  (6) any former Employee who was a Highly Compensated Employee either at the time of separation from employment or at any time after attaining age 55.

      Solely for purposes of this definition, (i) an employee of an Affiliated Company shall be deemed to be an Employee, (ii) compensation received from an Affiliated Company shall be deemed to be Compensation, and (iii) if for a Plan Year any Employee is a member of the family (meaning the spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants) of a Highly Compensated Employee who is either a 5-percent owner (as described in paragraph (1) above) or in the group consisting of the 10 Highly Compensated Employees who received the greatest Compensation during such Plan Year, then for such Plan Year such Employee shall not be considered a separate Employee and the Compensation received by such Employee shall be treated as if it were received by such Highly Compensated Employee.

            (q) "Hour of Service" means an hour for which an Employee is directly or indirectly compensated or entitled to compensation (including back pay, regardless of mitigation of damages) by an Employer for the performance of duties for an Employer or for reasons (such as vacation, sickness or disability) other than the performance of duties for an Employer. In addition, an Employee will be credited with 8.5 Hours of Service per day, subject to a maximum of 45 hours per week and 195 hours per calendar month, for any customary work period during which such Employee is on leave of absence authorized by his or her Employer. Leaves of absence shall be granted by an Employer to its Employees on a uniform, nondiscriminatory basis. An Employee's Hours of Service shall be credited to the appropriate Plan Years or eligibility computation period determined in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by this reference. In determining Hours of Service for the purposes of this Plan, periods of employment by an Affiliated Company and periods of employment as a leased employee (within the meaning of Section 414(n) of the Code) of an Employer or Affiliated Company shall be deemed to be periods of employment by an Employer. In lieu of maintaining detailed daily records of the Hours of Service to be credited to salaried Employees whose hours are not required to be counted and recorded by a separate federal statute such as the Fair Labor Standards Act, for purposes of this Plan each such Employee shall be credited with 45 Hours of Service for each week during which such Employee would otherwise be required to be credited with at least one Hour of Service under the foregoing provisions of this definition.

            (r) "Investment Fund" means any fund authorized for the investment of Trust assets pursuant to Section 4.2.

            (s) "Matching Contribution" means a contribution made by an Employer to this Plan pursuant to Section 3.2.

            (t) The "Normal Retirement Date" of a Participant means the day such Participant attains the age of 65 years.

            (u) "One Year Break in Service" means a 12 consecutive month Period of Severance during which an Employee fails to complete a single Hour of Service.

            (v) "Participant" means any individual who was a participant in the Previous Plan or has elected to participate in this Plan pursuant to
      Section 2.2, and whose Vested Interest under this Plan has not been fully distributed.

            (w) "Period of Service" means, for purposes of determining a Participant's Vested Interest in his or her Employer Matching Account, the sum, rounded downward to the nearest whole year, of each period of time commencing with an Employee's Employment Date or Reemployment Date and ending on the first date thereafter a Period of Severance begins (except as provided in subsection (x) of this Section in the case of an Employee's maternity or paternity leave of absence). Included in such sum to be credited to an Employee shall be each period of time during which the Employee is on an authorized leave of absence for reasons of vacation, sickness, layoff or another occasion designated and applied by an Employer or Affiliated Company on a nondiscriminatory basis, but in no event exceeding one year in length. A Period of Service also includes any Period of Severance of less than 12 consecutive months. If an Employee who has no vested right to any amount credited to his or her Employer Matching Account incurs a One Year Break in Service, such Employee shall forfeit his or her prior Period of Service unless he or she completes an additional one-year Period of Service before the number of his or her consecutive One Year Breaks in Service equals five.

            (x) "Period of Severance" means a period of time commencing with the date an Employee ceases to be employed by an Employer or Affiliated Company for reasons of Retirement, Permanent Disability, death, being discharged, or voluntarily ceasing employment, or with the first anniversary of the date of his or her absence for any other reason, and ending with the date such Employee resumes employment with an Employer or Affiliated Company; provided, however, that the Period of Severance of an Employee who is absent from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or caring for such child for a period beginning immediately following such birth or placement shall not commence until the second anniversary of the first date of such absence and the period between the first and second anniversaries of the first date of such absence shall be considered neither a Period of Service nor a Period of Severance.

            (y) "Permanent Disability" means the total and permanent incapacity of a Participant to perform the usual duties of his or her employment with an Employer or Affiliated Company as determined by the Committee. Such incapacity shall be deemed to exist when certified by a physician acceptable to the Committee.

            (z) "Plan" means this Noble Affiliates Thrift and Profit Sharing Plan effective as of January 1, 1994, and as from time to time in effect thereafter.

            (aa)  "Plan Year" means the calendar year.

            (bb) "Pre-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to contributions made by an Employer on behalf of such Participant pursuant to Section 3.1 and amounts credited to his or her Pre-Tax Account under the Previous Plan as in effect on December 31, 1993.

            (cc) "Pre-Tax Contribution" means a contribution made by an Employer to this Plan on behalf of a Participant pursuant to Section 3.1.

            (dd) "Previous Plan" means the Noble Affiliates Thrift and Profit Sharing Plan as in effect from time to time prior to January 1, 1994.

            (ee) "Qualified Deferral Agreement" means an agreement between and Employer and a Participant whereby the Participant agrees to reduce Basic Compensation or forego an increase in Basic Compensation for the purposes of Section 401(k) of the Code, and the Employer agrees to contribute the amount of said reduction or foregone Basic Compensation to the Plan on behalf of the Participant.

            (ff) "Reemployment Date" means the date an Employee first performs an Hour of Service following a Period of Severance.

            (gg) "Retirement" means the termination of a Participant's employment with an Employer or Affiliated Company on or after his or her Early or Normal Retirement Date for any reason other than death or transfer to the employ of another Employer or Affiliated Company.

            (hh) "Rollover Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to Rollover Property contributed by such Participant to this Plan pursuant to Section 3.8.

            (ii) "Rollover Property" means property the value of which would be excluded from the gross income of the transferor under Section 402(c), 403(a)(4) or 408(d)(3) of the Code if transferred to the Plan.

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            (jj)  "Total Compensation" means wages within the meaning of Section
      3401(a) of the Code and all other payments of remuneration to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code); provided, however, that for purposes of Section 9.2, the Total Compensation of an Employee taken into account under the Plan for any Plan Year commencing after December 31, 1993 shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code).

            (kk)  "Trust" means the trust fund established pursuant to Section
      4.1.

            (ll) "Trustee" means the individual or corporate trustee or trustees from time to time appointed and acting as trustee or trustees of the Trust established pursuant to the Plan.

            (mm) The "Vested Interest" of a Participant means the then vested portion of the amount credited to the Accounts of such Participant at the particular point in time in question.

            (nn) "Year of Eligibility Service" means the period of 12 consecutive months commencing on an Employee's Employment Date, or any Plan Year commencing after his or her Employment Date, during which such Employee completes at least 1,000 Hours of Service.

      Section 1.2 CONSTRUCTION. The titles to the Articles and the headings of the Sections in this Plan are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles or headings, shall control. Whenever a noun or pronoun is used in this Plan in plural form and there be only one person or entity within the scope of the word so used, or in singular form and there be more than one person or entity within the scope of the word so used, such noun or pronoun shall have a plural or singular meaning as appropriate under the circumstance.

                                  ARTICLE II.

                         ELIGIBILITY AND PARTICIPATION

      Section 2.1 ELIGIBILITY. Each Covered Employee who is a participant in the Previous Plan on December 31, 1993, shall be eligible to participate in this Plan as of January 1, 1994. Each other Covered Employee shall be eligible to participate in this Plan on the first day of any calendar month coinciding with or following the anniversary of his or her Employment Date as of which he or she has completed a Year of Eligibility Service, provided such person is a Covered Employee on such date. If he or she is not a Covered Employee on such date but is subsequently reemployed as a Covered Employee, then such person shall be eligible to participate in this Plan as of the date of such reemployment. If a Participant ceases to be a Covered Employee, such Participant shall remain a Participant under this Plan but no contributions shall be made to the Plan on his or her behalf while he or she is not a Covered Employee.

      Section 2.2 PARTICIPATION. Each Covered Employee who meets the eligibility requirements of Section 2.1 may elect, on a form prescribed by the Committee, to participate in this Plan on the first day of any calendar month coinciding with or following the filing of such election. Any Participant who ceases to be a Covered Employee shall thereupon cease to participate in the Plan; provided, however, that if any such Participant is thereafter reemployed as a Covered Employee, he or she shall be eligible to elect to resume participating in the Plan as of the date of such reemployment.

                                 ARTICLE III.

                  CONTRIBUTIONS, ALLOCATIONS AND FORFEITURES

      Section 3.1 PRE-TAX CONTRIBUTIONS. Each Participant may elect to have his or her Employer make a Pre-Tax Contribution to the Plan for each pay period in an amount equal to a whole percentage, not in excess of 10%, of his or her Basic Compensation for that pay period. All such contributions shall be made by uniform payroll deductions pursuant to a Qualified Deferral Agreement which authorizes the Employer to pay such contributions to the Trustee on behalf of the Participant. A

Participant may change the applicable percentage of such payroll deductions as of the first day of any month (or as of such other date the Committee may authorize for the purposes of this Section), or at any time suspend his or her election to have Pre-Tax Contributions made to the Plan, provided (i) that written notice of such change or suspension is delivered to the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require, and (ii) that no Participant may make such a change or suspension more than twice during any Plan Year. If a Participant suspends his or her election to have Pre-Tax Contributions made to the Plan, such Participant shall be eligible to reelect to have Pre-Tax Contributions made to the Plan prior to the first day of the month coinciding with or following the expiration of six months after the effective date of such suspension. Any provision of this Plan to the contrary notwithstanding, the amount of Pre-Tax Contributions made to the Plan pursuant to this Section on behalf of the Participant shall not exceed $7,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 402(g) of the Code) for any calendar year. An Employer may amend or revoke any Participant's Qualified Deferral Agreement at any time during a Plan Year if such amendment or revocation is deemed by such Employer to be necessary or appropriate to ensure that the requirements of
Section 3.6 are met for such year.

      Section 3.2 MATCHING CONTRIBUTIONS. In addition to the contributions made pursuant to Section 3.1, for each pay period an Employer shall make a Matching Contribution to the Plan for each Participant in the following amount:

            (a) for each Participant having less than a 15-year Period of Service at the end of such pay period, an amount equal to 70% of the portion of the Pre-Tax Contribution made by such Employer on behalf of such Participant for such period which does not exceed 6% of his or her Basic Compensation for such period; and

            (b) for each Participant having a 15-year or more Period of Service at the end of such pay period, an amount equal to 100% of the portion of the Pre-Tax Contribution made by such Employer on behalf of such Participant for such period which does not exceed 6% of his or her Basic Compensation for such period.

      Section 3.3 DISCRETIONARY CONTRIBUTIONS. In addition to Pre-Tax and Matching Contributions, an Employer by action of its President may elect for any Plan Year to make a Discretionary Contribution to the Plan in an amount to be determined by the President.

      Section 3.4 PAYMENT OF CONTRIBUTIONS. The Pre-Tax Contributions made to the Plan by an Employer for a pay period shall be paid to the Trustee in cash no later than 30 days after the end of the month in which such pay period ends. Except as otherwise provided in this Section, the Matching Contributions made to the Plan by an Employer for a pay period shall be paid to the Trustee in cash no later than 30 days after the end of the month in which such pay period ends.
Any Matching Contributions
an Employer is required to make by Section 3.2 and the Discretionary Contributions made to the Plan by an Employer for a Plan Year shall be paid to the Trustee in cash no later than the time prescribed by law, including extensions thereof, for the filing of the Employer's federal income tax return for such year.

      Section 3.5 RETURN OF EMPLOYER CONTRIBUTIONS. Contributions made to this Plan are conditioned upon being currently deductible under Section 404 of the Code. Any provision of this Plan to the contrary notwithstanding, upon an Employer's request, any such contribution or portion thereof made to this Plan by such Employer which (i) was made under a mistake of fact which is subsequently discovered, or (ii) is disallowed as a deduction under Section 404 of the Code, shall be returned to such Employer to the extent not previously distributed to Participants or their beneficiaries; provided, however, that the amounts returnable to an Employer pursuant to this Section shall be reduced by any Trust losses allocable thereto and shall be returned to such Employer only if such return is made within one year after the mistaken payment of the contribution or the date of the disallowance of the deduction, as the case may be. Except as provided in this Section, no contribution made by an Employer pursuant to this Plan shall ever revert to or be recoverable by any Employer.

      Section 3.6  ALLOCATION OF CONTRIBUTIONS.

            (a) The Committee shall establish and maintain an After-Tax Account, a Pre-Tax Account and an Employer Matching Account for each Participant. All amounts attributable to after-tax contributions made by a Participant pursuant to the Previous Plan shall be credited to such Participant's After-Tax Account. All amounts attributable to pre-tax contributions made by an Employer for a Participant pursuant to the Previous Plan and all Pre-Tax Contributions made by an Employer on behalf of such Participant pursuant to Section 3.1 shall be credited to such Participant's Pre-Tax Account. All amounts attributable to matching contributions made by an Employer for a Participant pursuant to the Previous Plan and all Matching Contributions made by an Employer for such Participant pursuant to Section 3.2, along with any forfeitures applied pursuant to Section 3.7 to reduce a Matching Contribution which would otherwise have been made for such Participant, shall be credited to such Participant's Employer Matching Account. Any Discretionary Contribution made by an Employer pursuant to Section 3.3 for a Plan Year shall be allocated among and credited to the Employer Matching Accounts of those Participants who were in the employ (or on authorized leave of absence from) an Employer or Affiliated Company on the last day of such Plan Year, or whose Retirement, Permanent Disability or death occurred during that year while in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company, in the proportion that the Compensation of each such Participant while both a Participant and a Covered Employee during that year bears to the Compensation of all such Participants while both Participants and Covered Employees during that year.

            (b) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the actual deferral percentage for the group of Highly Compensated Employees eligible to elect to have Pre-Tax Contributions made during such Plan Year fails to satisfy one of the following tests:

                  (1) the actual deferral percentage for said group of Highly Compensated Employees is not more than the actual deferral percentage for all other Employees eligible to elect to have Pre-Tax Contributions made during such Plan Year multiplied by 1.25, or

                  (2) the excess of the actual deferral percentage for said group of Highly Compensated Employees over the actual deferral percentage for all other Employees eligible to elect to have Pre-Tax Contributions made during such Plan Year is not more than two percentage points and the actual deferral percentage for said group of Highly Compensated Employees is not more than the actual deferral percentage for all other Employees eligible to elect to have Pre-Tax Contributions made during such Plan Year multiplied by two, then the actual deferral percentage of Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the Pre-Tax Contributions made for such Plan Year on behalf of the Highly Compensated Employees with the largest individual actual deferral percentages to the largest uniform actual deferral percentage (commencing with the Highly Compensated Employee with the largest actual deferral percentage and reducing his or her actual deferral percentage to the extent necessary to satisfy one of the above tests or to lower such actual deferral percentage to the actual deferral percentage of the Highly Compensated Employee with the next highest actual deferral percentage, and repeating this process as necessary) that permits the actual deferral percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection (b), the term "actual deferral percentage" for a specified group of Employees for a Plan Year means the average of the ratios (calculated separately for each Employee in such group) of (i) the aggregate amount of Pre-Tax Contributions made to the Plan on behalf of each such Employee for that year, to (ii) the amount of such Employee's Compensation for that year. Any portion of a Pre-Tax Contribution made on behalf of a Participant which cannot be credited to the Pre-Tax Account of such Participant for a Plan Year because of the limitation contained in this subsection (b) (along with any income allocable thereto) shall be distributed to such Participant no later than 2 1/2 months after the end of such year. If any portion of a Pre-Tax Contribution made by an Employer on behalf of a Participant is distributed to such Participant pursuant to the foregoing sentence, any portion of a Matching Contribution (along with any income allocable thereto) made for such Participant that matches the distributed Pre-Tax Contribution shall be forfeited. If for a Plan Year the Compensation received by an Employee eligible to elect to have Pre-Tax Contributions made during such Plan Year is treated pursuant to Section 1.1(p) as Compensation received by a Highly Compensated Employee eligible to elect to have Pre-Tax Contributions made during such Plan Year, then this subsection (b) shall be applied to such Employees for such Plan Year in accordance with regulations under Section 401(k) of the Code.

            (c) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the contribution percentage for the group of Highly Compensated Employees eligible to receive an allocation of Matching Contributions for such Plan Year fails to satisfy one of the following tests:

                  (1) the contribution percentage for said group of Highly Compensated Employees is not more than the contribution percentage for all other Employees eligible to receive an allocation of Matching Contributions for such Plan Year multiplied by 1.25, or

                  (2) the excess of the contribution percentage for said group of Highly Compensated Employees over the contribution percentage for all other Employees eligible to receive an allocation of Matching Contributions for such Plan Year is not more than two percentage points and the contribution percentage for said group of Highly Compensated Employees is not more than the contribution percentage for all other Employees eligible to receive an allocation of Matching Contributions for such Plan Year multiplied by two, then the contribution percentage for Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the Matching Contributions made for such Plan Year for the Highly Compensated Employees with the largest individual contribution percentages to the largest uniform contribution percentage (commencing with the Highly Compensated Employee with the largest contribution percentage and reducing his or her contribution percentage to the extent necessary to satisfy one of the above tests or to lower such contribution percentage to the contribution percentage of the Highly Compensated Employee with the next highest contribution percentage, and repeating this process as necessary) that permits the contribution percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection (c), the term "contribution percentage" for a specified group of Employees for a Plan Year means the average of the ratios (calculated separately for each Employee in such group and after application of subsection (b) of this Section) of (i) the aggregate amount of Matching Contributions (and at the election of the Company, the Pre-Tax Contributions) made to the Plan for or on behalf of each such Employee for that year, to (ii) the amount of such Employee's Compensation for that year. Any portion of a Matching Contribution made for a Participant which cannot be credited to the Employer Matching Account of such Participant for a Plan Year because of the limitation contained in this subsection (c) (along with any income allocable thereto) shall be forfeited if forfeitable, but if not forfeitable, distributed to such Participant no later than 2 1/2 months after the end of such year. If for a Plan Year the Compensation received by an Employee eligible to receive an allocation of Matching Contributions for such Plan Year is treated pursuant to Section 1.1(p) as Compensation received by a Highly Compensated Employee eligible to receive an allocation of Matching Contributions for such Plan Year, then this subsection (c) shall be applied to such Employees for such Plan Year in accordance with regulations under Section 401(m) of the Code.

            (d) Any provision of this Plan to the contrary notwithstanding, in addition to the above limitations of this Section, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Employees as determined pursuant to and after application of subsections (b) and (c) of this Section shall not exceed the "aggregate limit." The "aggregate limit" shall be equal to the greater of:

                  (1) the sum of: (i) 1.25 times the greater of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the lesser of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed twice the lesser of the relevant actual deferral percentage or the relevant contribution percentage; or

                  (2) the sum of: (i) 1.25 times the lesser of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the greater of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed twice the greater of the relevant actual deferral percentage or the relevant contribution percentage.

      The "relevant actual deferral percentage" means the actual deferral percentage determined pursuant to subsection (b) of this Section for the group of Employees who are not Highly Compensated Employees. The "relevant contribution percentage" means the contribution percentage determined pursuant to subsection (c) of this Section for the group of Employees who are not Highly Compensated Employees. In the event that the aggregate limit is exceeded in any year, then the actual deferral percentage and/or contribution percentage for Participants who are members of the group of Highly Compensated Employees shall be reduced by reducing first any Pre-Tax Contributions and then any Matching Contributions made for such Plan Year for or on behalf of the Highly Compensated Employees with the largest individual actual deferral percentages and/or contribution percentages to the largest uniform actual deferral percentage and/or contribution percentage (commencing with the Highly Compensated Employee with the largest actual deferral percentage and/or contribution percentage and reducing his or her actual deferral percentage and/or contribution percentage to the extent necessary to satisfy the above restrictions or to lower such actual deferral percentage and/or contribution percentage to the actual deferral percentage and/or contribution percentage of the Highly Compensated Employee with the next highest actual deferral percentage and/or contribution percentage, and repeating this process as necessary) that permits the sum of the actual deferral percentage and contribution percentage for said group of Highly Compensated Employees to satisfy the above restrictions. If any portion of a Pre-Tax Contribution made on behalf of a Participant is distributed to such Participant pursuant to this subsection, any portion of a Matching Contribution (along with any income allocable thereto) made for such Participant that matches the distributed Pre-Tax Contribution shall be forfeited. Any additional Matching Contributions made for a Participant which cannot be credited to the Employer Matching Account of such Participant for a Plan Year because of the limitation contained in this subsection (along with any income allocable thereto) shall be forfeited if forfeitable, but if not forfeitable, distributed to such Participant within 2 1/2 months after the end of such year. If for a Plan Year the Compensation received by an Employee is treated pursuant to Section 1.1(p) as Compensation received by a Highly Compensated Employee, then this subsection shall be applied to such Employees for such Plan Year in accordance with regulations under
      Section 401(k) and (m) of the Code.

      Section 3.7 APPLICATION AND ALLOCATION OF FORFEITURES. As soon as practicable after the valuation of all Accounts at the end of each Plan Year, all amounts forfeited during that Plan Year shall first be applied to restore any forfeited Employer Matching Accounts with respect to which a repayment has been made pursuant to Section 6.5(b) or 6.6, and any forfeitures in excess of the amount needed to restore any such Account shall be applied to reduce the amount of the earliest subsequent contributions an Employer would otherwise be required to make to the Plan pursuant to Section 3.2.

      Section 3.8 ROLLOVER CONTRIBUTIONS. With the consent of the Committee, any Covered Employee (regardless of whether he or she is a Participant) may contribute Rollover Property in the form of cash to the Plan. Each contribution of Rollover Property shall be credited to a separate Rollover Account to be established and maintained for the benefit of the contributing Employee. An Employee who is not a Participant, but for whom a Rollover Account is being maintained, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions of Rollover

Property) shall be made for or on behalf of such Employee until he or she meets the eligibility and participation requirements of Article II.

                                  ARTICLE IV.

                                  TRUST FUND

      Section 4.1 TRUST AND TRUSTEE. All of the contributions paid to the Trustee pursuant to this Plan and the Previous Plan, together with the income therefrom and the increments thereof, shall be held in trust by the Trustee under the terms and provisions of the separate trust agreement between the Trustee and the Company, a copy of which is attached hereto and incorporated herein by this reference for all purposes, establishing a trust fund known as the NOBLE AFFILIATES THRIFT AND PROFIT SHARING TRUST for the exclusive benefit of the Participants and their beneficiaries.

      Section 4.2 TRUST INVESTMENT OPTIONS. For investment purposes the Trust shall be divided into separate and distinct Investment Funds A, B, M, N and I as follows:

            (a) Investment Fund A shall be a common fund invested in United States government securities (meaning obligations which are either direct obligations of the United States of America or are fully guaranteed as to principal at maturity and interest by the United States of America and securities of agencies of the United States of America, including, without limitation, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and the Federal

      National Mortgage Association), corporate bonds at least 80% of which shall have a rating within the three highest ratings of at least two recognized securities ratings services, corporate preferred stocks having a rating within the four highest ratings of at least two recognized securities ratings services, commercial paper, certificates of deposit or savings accounts. Interest received and gains realized on securities held in Investment Fund A shall be similarly invested in such securities.

            (b) Investment Fund B shall be a common fund invested in readily marketable common stocks or other readily marketable securities including stocks, commercial paper, certificates of deposit or savings accounts. Dividends received and gains realized on the securities held in Investment Fund B shall be similarly invested in said stocks or securities.

            (c) Investment Fund M shall be a common fund invested in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks and bonds. Dividends received and gains realized on the securities held in Investment Fund M shall be similarly invested in such securities.

            (d) Investment Fund N shall be a common fund invested in Company Stock. Dividends and other amounts received with respect to Company Stock held in Investment Fund N shall be invested in Company Stock.

            (e) Investment Fund I shall be a common fund invested in short-term United States securities, certificates of deposits or high-grade commercial paper, or funds investing solely in such items, selected by the Trustee or investment manager. Interest received and gains realized on securities held in Investment Fund I shall be similarly invested in such securities.

Upon becoming a Participant in the Plan each Participant shall direct, on a form prescribed by and filed with the Committee, that the contributions made to the Plan for or on behalf of such Participant shall be invested, in such multiples as the Committee shall prescribe, in one or more of the Investment Funds. A Participant may change his or her investment direction with respect to either future contributions or Account balances at the end of any month, provided that (i) written notice of such change is delivered to the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require, (ii) not more than six changes with respect to future contributions may be made by a Participant during any Plan Year; provided, however, that not more than four such changes may be made during the first six months of the Plan Year and not more than five such changes may be made during the first nine months of the Plan Year, and (iii) not more than six changes with respect to Account balances may be made by a Participant during any Plan Year; provided, however, that not more than four such changes may be made during the first six months of the Plan Year and not more than five such changes may be made during the first nine months of the Plan Year.


                                  ARTICLE V.

                                    VESTING

      Section 5.1 FULLY VESTED ACCOUNTS. The amounts credited to a Participant's Pre-Tax Account, After-Tax Account and Rollover Account shall be fully vested at all times.

      Section 5.2 DISABILITY OR DEATH VESTING. In the event of the occurrence of a Participant's Permanent Disability or death while in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company, the amount credited to the Participant's Employer Matching Account shall be fully vested.

      Section 5.3 PERIOD OF SERVICE OR AGE VESTING. Unless sooner vested pursuant to Section 5.2:

            (a) The amount credited to the Employer Matching Account of a Participant who completes an Hour of Service after December 31, 1987 shall vest in accordance with the following schedule:

               PERIOD OF SERVICE
            COMPLETED BY PARTICIPANT                PERCENTAGE VESTED
            ------------------------                -----------------
               Less than 5 years                              None
               5 or more years                                100%

            (b) The amount credited to the Employer Matching Account of a Participant who does not complete an Hour of Service after December 31, 1987 shall vest in accordance with the Previous Plan as in effect on December 31, 1987.

Subject to Section 6.5(b), if a Participant's Employer Matching Account is not vested, it shall be forfeited upon the date such Participant incurs five consecutive One Year Breaks in Service. The foregoing provisions of this Section to the contrary notwithstanding, the amount credited to the Employer Matching Account of a Participant who is credited with an Hour of Service on or after the date he or she attains age 65 shall be fully vested.

                                  ARTICLE VI.

                         VALUATIONS AND DISTRIBUTIONS

      Section 6.1 VALUATION AND ADJUSTMENT OF ACCOUNTS. At the end of each calendar month (and at such other times as the Committee shall direct pursuant to this Section) the Trustee shall determine the fair market value of all assets of the Trust, with the value of the assets of each Investment Fund being separately determined. On the basis of such valuations, and in accordance with such procedures as may be specified by the Committee, the portion of each Participant's Account invested in a particular Investment Fund shall be adjusted by the Committee to reflect its proportionate share of the income collected and accrued, realized and unrealized profits and losses, expenses and all other Trust transactions attributable to that particular Investment Fund for the valuation period then ended. Distributions and withdrawals from the Trust and changes in investment direction shall normally be made on the basis of Account balances as of the end of the month during which occurs the event giving rise to the distribution, withdrawal or reinvestment; provided, however, that if between monthly valuation dates a substantial change in the value of the assets of the Trust occurs which, in the opinion of the Committee, requires an intermediate valuation of the assets of the Trust to protect the beneficial interests of the Participants in connection with a distribution, withdrawal or reinvestment, then the Committee may direct the Trustee to determine the fair market value of the assets of the Trust as of the intermediate valuation date specified by the Committee and make any appropriate adjustments for such short valuation period to the Account or Accounts to be distributed, withdrawn or reinvested.

      Section 6.2 TIME AND FORM OF DISTRIBUTION. Distribution to a Participant or beneficiary under this Article shall be made no later than 60 days after the end of the Plan Year during which such Participant or beneficiary becomes entitled to distribution pursuant to this Article. In addition and any provision of this Plan to the contrary notwithstanding, distribution to a Participant under the Plan shall be made or commence being made no later than April 1 of the calendar year following the calendar year in which the the Participant attains age 70 1/2. Distributions that commence being made pursuant to the the preceding sentence to a Participant who has not separated from the employment of an Employer or Affiliated Company shall be equal to the minimum amounts required to be distributed pursuant to Section 401(a)(9) of the Code and the regulations thereunder, without recalculation of life expectancy and as if the Participant had no designated beneficiary. All distributions and withdrawals under this Article shall be made in cash; provided, however, that a Participant shall have the right to elect on a form prescribed by the Committee to receive Company Stock (or Noble Drilling Corporation common stock, if and to the extent such Participant's accounts in Investment Fund N include shares of Noble Drilling Corporation common stock), with cash in lieu of fractional shares, for any distribution or withdrawal from his or her Accounts to the extent invested in Investment Fund N.

      Section 6.3 DISTRIBUTION OF RETIREMENT AND DISABILITY BENEFITS. Upon the Retirement or Permanent Disability of a Participant, the Vested Interest of such Participant shall be distributed to such Participant in a single distribution; provided, however, that no such distribution shall be made to a Participant prior to his or her attainment of age 65 unless (i) such Participant elects to receive such distribution, or (ii) the value of such distribution is not more than $3,500.


      Section 6.4 DISTRIBUTION OF DEATH BENEFIT. Upon the death of a Participant, the Vested Interest of such Participant shall be distributed by the Trustee at the direction of the Committee in a single distribution to such Participant's beneficiary or beneficiaries determined in accordance with this Section. Any amount payable under the Plan upon the death of a married Participant shall be distributed to the surviving spouse of such Participant unless such Participant designates otherwise with the written consent of his or her spouse which is witnessed by a member of the Committee or a notary public. Any amount payable under the Plan upon the death of a Participant who is not married or who is married but has designated, as provided above, a beneficiary other than his or her spouse, shall be distributed to the beneficiary or beneficiaries designated by such Participant. Such designation of beneficiary or beneficiaries shall be made in writing on a form prescribed by the Committee and, when filed with the Committee, shall become effective and remain in effect until changed by the Participant by the filing of a new beneficiary designation form with the Committee. If an unmarried Participant fails to so designate a beneficiary, or in the event all of a Participant's designated beneficiaries are individuals who predecease such Participant, then the Committee shall direct the Trustee to distribute the amount payable under the Plan to such Participant's surviving spouse, if any, but if none, to such Participant's estate. All distributions under this Section shall be made as soon as practicable following a Participant's death.

      Section 6.5  DISTRIBUTION OF SEPARATION FROM EMPLOYMENT BENEFIT.
            (a) If a Participant separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, the Accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 6.1, and the Vested Interest of such Participant shall be distributed to him or her by the Trustee at the direction of the Committee by payment of the entire amount in a single distribution as soon as practicable after the date as of which such Participant attains age 65 (or, if the Participant dies prior to such date, the Vested Interest of such Participant shall be distributed upon his or her death in accordance with
      Section 6.4); provided, however, that prior to the close of the second Plan Year following the Plan Year in which such separation from employment occurs (i) each such Participant shall have the right to elect on a form prescribed by the Committee to receive a cash-out distribution of his or her Vested Interest as soon as practicable and (ii) the Committee shall require a cash-out distribution of any such Participant's Vested Interest which does not exceed $3,500.

            (b) If a Participant who has no Vested Interest (determined for this purpose without regard to his or her Pre-Tax Account) separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, such Participant shall be deemed to have received a cash-out distribution at the time of such separation from employment and his or her Employer Matching Account shall be forfeited at such time; provided, however, that if such Participant is reemployed as a Covered Employee prior to incurring five consecutive One Year Breaks in Service, the full amount forfeited from such Participant's Employer Matching Account shall be restored to such Account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional Employer contribution. If a Participant who receives a cash-out distribution under subsection (a) of this Section has no vested right to any amount credited to his or her Employer Matching Account at the time of such distribution, unless previously forfeited such Account shall be forfeited at such time; provided, however, that if such Participant is reemployed as a Covered Employee prior to incurring five consecutive One Year Breaks in Service, the full amount forfeited from such Participant's Employer Matching Account shall be restored to such Account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional Employer contribution. If a Participant who has not yet incurred five consecutive One Year Breaks in Service receives a distribution under subsection (a) of this Section on account of his or her attainment of age 65 and such Participant's Employer Matching Account is not vested at time of such distribution, unless previously forfeited such Account shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date.

      Section 6.6 IN-SERVICE WITHDRAWALS. At the end of any month while in the employ of an Employer or Affiliated Company, a Participant may make:

            (a) A withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the total amount credited to his or her Employer Matching Account and/or After-Tax Account if he or she has completed a five-year Period of Service;

            (b) A withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the amount credited to his or her Pre-Tax Account if he or she has attained the age of 59 1/2;

            (c) A withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the amount credited to his or her Rollover Account; and

            (d) A hardship withdrawal of (i) such amount of Pre-Tax Contributions credited to his or her Pre-Tax Account under this Plan or the Previous Plan after December 31, 1988, and (ii) such amount credited to his or her Pre-Tax Account under the Previous Plan as of December 31, 1988, as the Committee shall determine to be necessary to satisfy an immediate and heavy financial need of such Participant;

provided, however, that (i) no withdrawal may be made unless written notice of such withdrawal is delivered to the Committee by the withdrawing Participant within such period of time prior to the end of such month as the Committee may prescribe in its discretion, (ii) only one withdrawal under this Section may be made within any period of 24 consecutive months, and (iii) no withdrawal may be made by a Participant to whom a loan from the Trust is then outstanding unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing Participant's Vested Interest following such withdrawal. The Committee shall direct the Trustee to distribute any withdrawn amount to such Participant as soon as practicable after the valuation and adjustment of accounts at the end of said month.

      A hardship withdrawal will be considered to be made on account of an immediate and heavy financial need of a Participant only if the Committee determines that such withdrawal is on account of (i) expenses for medical care described in Section 213(d) of the Code previously incurred by such Participant or his or her spouse or dependents (as defined in Section 152 of the Code) or necessary for such individuals to obtain such care, (ii) costs directly related to the purchase of a principal residence for such Participant (excluding mortgage payments), (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for such Participant or his or her spouse, children or dependents (as so defined), or (iv) payments necessary to prevent the eviction of such Participant from his or her principal residence or foreclosure on the mortgage of such residence. A hardship withdrawal will be considered to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Committee determines that (i) the amount of such withdrawal is not in excess of the amount of such need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal, and (ii) such Participant has obtained all distributions and withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employers. Any provision of this Plan to the contrary notwithstanding, if a Participant makes a hardship withdrawal, (i) no Pre-Tax Contributions shall be made on behalf of such Participant for 12 months after receipt of such withdrawal, and (ii) the Pre-Tax Contributions made on behalf of such Participant for the calendar year immediately following the calendar year of such withdrawal shall not exceed the amount by which the adjusted $7,000 limit described in Section 3.1 for such next calendar year exceeds the amount of the Pre-Tax Contributions made on behalf of such Participant for the calendar year of such withdrawal.

      Section 6.7 DISTRIBUTIONS TO MINORS AND PERSONS UNDER LEGAL DISABILITY. If any distribution under the Plan becomes payable to a minor or other person under a legal disability, such distribution shall be made to the duly appointed guardian or other legal representative of the estate of such minor or person under legal disability.

      Section 6.8 PLAN LOANS. Subject to such conditions and limitations as the Committee may from time to time prescribe for application to all Participants and beneficiaries on a uniform basis, at the request of a Participant or beneficiary who is a party in interest (within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended) as to the Plan (hereinafter called the "Borrower") the Committee shall direct the Trustee to loan to such Borrower from his or her

Accounts an amount of money which, when added to the total outstanding balance of all other loans to such Borrower from the Trust or from a qualified employer plan (within the meaning of Section 72(p) of the Code) maintained by an Employer or Affiliated Company, does not exceed the lesser of (i) $50,000 (reduced, however, by the excess, if any, of the highest total outstanding balance of all such other loans during the one-year period ending on the day before the date such loan is made, over the outstanding balance of all such other loans on the date such loan is made), or (ii) one-half of such Participant's Vested Interest under the Plan (or, in the case of a loan to a beneficiary, one-half of such beneficiary's Accounts). Any such loan made to a Borrower shall be evidenced by a promissory note payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by one-half of the Participant's Vested Interest under the Plan (or, in the case of a loan to a beneficiary, one-half of such beneficiary's Accounts), shall be repayable in substantially equal payments no less frequently than quarterly and shall be repayable within five years. Any provision of this Plan to the contrary notwithstanding, the promissory note evidencing any such loan shall be held by the Trustee as a segregated investment allocated to and made solely for the benefit of the Account or Accounts of the Borrower from which such loan was made.

      Section 6.9 QUALIFIED DOMESTIC RELATIONS ORDERS. Any provision of this Plan to the contrary notwithstanding:

            (a) The Committee shall establish and maintain for each alternate payee named with respect to a Participant under a domestic relations order which is determined by the Committee to be a qualified domestic relations order (as defined in Section 414(p) of the Code) such separate Accounts as the Committee may deem to be necessary or appropriate to reflect such alternate payee's interest in the Accounts of such Participant. Such alternate payee's Accounts shall be credited with the alternate payee's interest in the Participant's Accounts as determined under such qualified domestic relations order. The alternate payee may change investment direction with respect to his or her Account balances in accordance with Section 4.2 in the same manner as the Participant.

            (b) Except to the extent otherwise provided in the qualified domestic relations order naming an alternate payee with respect to a Participant, (i) the alternate payee may designate a beneficiary on a form prescribed by and filed with the Committee, (ii) if no such beneficiary is validly designated or if the designated beneficiary is a person who predeceases the alternate payee, the beneficiary of the alternate payee shall be the alternate payee's estate, and (iii) the beneficiary of the alternate payee shall be accorded under the Plan all of the rights and privileges of the beneficiary of a Participant.

            (c) An alternate payee named with respect to a Participant shall be entitled to receive a distribution from the Plan in accordance with the qualified domestic relations order naming such alternate payee. Such distribution may be made only in a form provided under the Plan and shall include only such amounts as are vested. If a qualified domestic relations order so provides, a lump sum distribution of the total vested amount credited to the alternate payee's Accounts may be made to the alternate payee at any time prior to the date the Participant named in such qualified domestic relations order attains his or her earliest retirement age (as defined in Section 414(p)(4)(B) of the Code). To the extent provided by a qualified domestic relations order, the alternate payee named with respect to a Participant may make withdrawals (other than hardship withdrawals) from his or her Accounts in accordance with Section 6.6 in the same manner as a Participant who has completed the Period of Service completed by the Participant with respect to whom such alternate payee was named under said qualified domestic relations order.

      (d) If a portion of any unvested amount credited to the Employer Matching Account of a Participant named in the qualified domestic relations order is credited to the Employer Matching Account of the alternate payee named in such qualified domestic relations order, the portion credited to the alternate payee's Employer Matching Account shall vest and/or be forfeited at the same time and in the same manner as the Participant's Employer Matching Account.

      Section 6.10 TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION. If a Participant is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder) from the Plan, such Participant may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following specified by such Participant: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code. If the surviving spouse of a deceased Participant is entitled to receive an eligible rollover distribution from the Plan, such surviving spouse may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract) specified by such surviving spouse. If an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) is the spouse or former spouse of the Participant specified in the qualified domestic relations order, this Section shall apply to such alternate payee as if the alternate payee were a Participant. A distributee of an eligible rollover distribution of $500 or more who is entitled to make an election under this Section may specify that some portion less than the entire amount of such distribution be transferred in accordance with this Section, but only if the portion specified is $500 or more. This Section shall not apply to eligible rollover distributions to a distributee for a calendar year if all such distributions from the Plan to such distributee within such calendar year are reasonably expected to total less than $200.



                                 ARTICLE VII.

                              PLAN ADMINISTRATION

      Section 7.1 EMPLOYEE BENEFITS COMMITTEE. The plan administrator of the Plan shall be an Employee Benefits Committee composed of at least three individuals appointed by the Board of Directors of the Company. Each member of the Committee so appointed shall serve in such office until his or her death, resignation or removal by the Board of Directors of the Company. The Board of Directors of the Company may remove any member of the Committee at any time by giving written notice thereof to the members of the Committee. Vacancies shall likewise be filled from time to time by the Board of Directors of the Company. The members of the Committee shall receive no remuneration from the Plan for their services as Committee members.

      Section 7.2 POWERS, DUTIES AND LIABILITIES OF THE COMMITTEE. The Committee shall have discretionary and final authority to interpret and implement the provisions of the Plan, including without limitation authority to determine eligibility for benefits under the Plan, and shall perform all of the duties and exercise all of the powers and discretion granted to it under the terms of the Plan.
The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act. Every interpretation, choice, determination or other exercise by the Committee of any discretion given either expressly or by implication to it shall be conclusive and binding upon all parties directly or indirectly affected, without restriction, however, on the right of the Committee to reconsider and redetermine such actions. In performing any duty or exercising any power herein conferred, the Committee shall in no event perform such duty or exercise such power in any manner which discriminates in favor of Highly Compensated Employees.

      Section 7.3 RULES, RECORDS AND REPORTS. The Committee may adopt such rules and procedures for the administration of the Plan as are consistent with the terms hereof, and shall keep adequate records of their proceedings and acts and of the status of the Participants' Accounts. The Committee may employ such agents, accountants and legal counsel (who may be accountants or legal counsel for an Employer) as may be appropriate for the administration of the Plan. The Committee shall annually provide each Participant with a report reflecting the status of his or her Accounts in the Trust and shall cause such other information, documents or reports to be prepared, provided and/or filed as may be necessary to comply with the provisions of the Employee Retirement Income Security Act of 1974 or any other law.

      Section 7.4 ADMINISTRATION EXPENSES AND TAXES. Unless otherwise paid by the Employers in their discretion, the Committee shall direct the Trustee to pay all reasonable and necessary expenses (including the fees of agents, accountants and legal counsel) incurred by the Committee in connection with the administration of the Plan. Should any tax of any character (including transfer taxes) be levied upon the Trust assets or the income therefrom, such tax shall be paid from and charged against the assets of the Trust.


                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

      Section 8.1 AMENDMENT. The Board of Directors of the Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers. Any such amendment made by the Board of Directors of the Company shall be made by or pursuant to a resolution duly adopted by the Board of Directors of the Company, and shall be evidenced by such resolution or by a written instrument executed by such person as the Board of Directors of the Company shall authorize for such purpose. The President of the Company shall have the right and power at any time and from time to time to amend this Plan to change either (or both) of the matching percentages specified in Section 3.2 to any other matching percentage (including 0%) that does not exceed the corresponding matching percentage in effect on January 1, 1994. Any such amendment made by the President of the Company shall be evidenced by a written instrument executed by the President of the Company. With the consent of the Board of Directors of the Company and subject to such procedure as it may prescribe, the Board of Directors of each Employer shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, with respect to the Plan's application to the Participants of the particular amending Employer and the assets held in the Trust for their benefit, or to transfer such assets or any portion thereof to a new trust for the benefit of such Participants. However, in no event shall any amendment or new trust permit any portion of the trust fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants and their beneficiaries, nor shall any amendment or new trust reduce a Participant's Vested Interest under the Plan. The Company shall in writing notify the Committee of any amendment or change in the provisions of the Plan.

      Section 8.2 TERMINATION. The Board of Directors of the Company shall have the right and power at any time to terminate this Plan on behalf of all Employers, or to terminate this Plan as it applies to the Participants who are or were employees of any particular Employer, by giving written notice of such termination to the Committee and Trustee. Any provision of this

Plan to the contrary notwithstanding, upon the termination or partial termination of the Plan as to any Employer, or in the event any Employer should completely discontinue making contributions to the Plan without formally terminating it, all amounts credited to the Accounts of the affected Participants of that particular Employer shall be fully vested.

                                  ARTICLE IX.

                             TOP-HEAVY PROVISIONS

      Section 9.1 TOP-HEAVY DEFINITIONS. Unless the context clearly indicates otherwise, when used in this Article:

            (a) "Top-Heavy Plan" means this Plan if, as of the Determination Date, the aggregate of the Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Accounts of all Participants and former Participants under the Plan. The aggregate of the Accounts of any Participant or former Participant shall include any distributions (other than related rollovers or transfers from the Plan within the meaning of regulations under Section 416(g) of the Code) made from such individual's Accounts during the Plan Year or any of the four preceding Plan Years, but shall not include any unrelated rollovers or transfers (within the meaning of regulations under Section 416(g) of the Code) made to such individual's Accounts after December 31, 1983. The Accounts of any Participant or former Participant who (i) is not a Key Employee for the Plan Year in question but who was a Key Employee in a prior Plan Year, or
     (ii) has not completed an

      Hour of Service during the five-year period ending on the Determination Date, shall not be taken into account. The determination of whether the Plan is a Top-Heavy Plan shall be made after aggregating all other plans of an Employer and any Affiliated Company qualifying under Section 401(a) of the Code in which a Key Employee is a participant or which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code, and after aggregating any other plan of an Employer or Affiliated Company, which is not already aggregated, if such aggregation group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code and if such permissive aggregation thereby eliminates the top-heavy status of any plan within such permissive aggregation group. The determination of whether this Plan is a Top-Heavy Plan shall be made in accordance with Section 416(g) of the Code.

            (b) "Determination Date" means, for purposes of determining whether the Plan is a Top-Heavy Plan for a particular Plan Year, the last day of the preceding Plan Year.

            (c) "Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who at any time during the Plan Year or any of the four preceding Plan Years is:

                  (1) an officer of the Employer who has Compensation for any such Plan Year greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year;

                  (2) one of the 10 Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in excess of 0.5% in an Employer or Affiliated Company and having Compensation for such Plan Year of more than the limitation in effect under Section 415(c)(1)(A) of the Code;

                  (3) a person owning (or considered as owning within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of an Employer or stock possessing more than 5% of the total combined voting power of all stock of an Employer; or

                  (4) a person who has Compensation for such Plan Year from an Employer of more than $150,000 and who would be described in paragraph (3) hereof if 1% were substituted for 5% in each place it appears in such paragraph.

      For the purposes of applying Section 318 of the Code to this subsection
      (c), subparagraph (C) of Section 318(a)(2) of the Code shall be applied by substituting 5% for 50%. The rules of subsections (b), (c) and (m) of
      Section 414 of the Code shall not apply for purposes of determining ownership in an Employer under this subsection (c).

            (d) "Non-Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who is not a Key Employee.

      Section 9.2 MINIMUM CONTRIBUTION REQUIREMENT. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year commencing after December 31, 1983, then the Employers will contribute to the Employer Matching Account of each Non-Key Employee who is both eligible to participate and in the employ of an Employer on the last day of such Plan Year, an amount which, when added to the total amount of Pre-Tax Contributions, Matching Contributions, Discretionary Contributions and forfeitures otherwise allocable under the Plan to such Non-Key Employee for such year, shall equal the lesser of (i) 3% of the Total Compensation received by such Non-Key Employee during such year or (ii) the amount contributed by an Employer (expressed as a percentage of Total Compensation) for or on behalf of the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions under other defined contribution plans maintained by the Employer in which a Key Employee is a participant (as well as any other plan of an Employer which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code); provided, however, that no minimum contribution shall be made for a Non-Key Employee under this Section for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Plan Year for the Non-Key Employee in accordance with Section 416(c) of the Code. A on-Key Employee who is not a Participant, but for whom a contribution is made pursuant to this Section, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions pursuant to this Section) shall be made for or on behalf of such Non-Key Employee until he or she meets the participation requirements of Section 2.2.

      Section 9.3 MINIMUM VESTING SCHEDULE. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year commencing after December 31, 1983, then effective as of the first day of such Plan Year with respect to Participants who complete an Hour of Service on or after such day, the vesting schedule provided in Section 5.3(a) shall be applied as if to read as follows:

               PERIOD OF SERVICE
            COMPLETED BY PARTICIPANT                PERCENTAGE VESTED
            ------------------------                -----------------
               Less than 3 years                              None
               3 or more years                                100%

                                  ARTICLE X.

                       MISCELLANEOUS GENERAL PROVISIONS

      Section 10.1 SPENDTHRIFT PROVISION. No right or interest of any Participant or beneficiary under the Plan may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such right or interest shall be liable for or subject to any debt, obligation or liability of such Participant or beneficiary; provided, however, that nothing herein shall prevent the payment of amounts from a Participant's Accounts under the Plan in accordance with the terms of a court order which the Committee has determined to be a qualified domestic relations order (as defined in Section 414(p) of the Code).

      Section 10.2 CLAIMS PROCEDURE. If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under the Plan, such Claimant may file a written claim for said benefit with any member of the Committee. Within 60 days of the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of the Plan, and advise the Claimant that he or she may, within 60 days of the receipt of such notice, in writing request to appear before the Committee for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within 60 days following the hearing thereon and the Committee shall in writing notify the Claimant of its final decision, again specifying the reasons therefor and the pertinent provisions of the Plan upon which such decision is based. The final decision of the

Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

      Section 10.3 MAXIMUM CONTRIBUTION LIMITATION. Any provision of this Plan to the contrary notwithstanding, the sum of (i) the Employer contributions, (ii) the forfeitures, and (iii) the Participant contributions (excluding rollover contributions and employee contributions to a simplified employee pension allowable as a deduction, each within the meaning specified in Section 415(c)(2) of the Code), allocated to a Participant with respect to a Plan Year shall in no event exceed the lesser of $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code) or 25% of such Participant's Total Compensation for that year. For the purposes of applying the limitation imposed by this Section, each Employer and its Affiliated Companies shall be considered a single employer, and all defined contribution plans (meaning plans providing for individual accounts and for benefits based solely upon the amounts contributed to such accounts and any forfeitures, income, expenses, gains and losses allocated to such accounts) described in Section 415(k) of the Code, whether or not terminated, maintained by an Employer or its Affiliated Companies shall be considered a single plan. If the total amount allocable to a Participant's Accounts for a particular Plan Year would, but for this sentence, exceed the foregoing limitation, the following adjustments shall be made in the following order to the extent necessary: (i) such Participant's Pre-Tax Contributions shall be distributed to such Participant, and (ii) any Matching

Contributions or Discretionary Contributions allocable to such Participant in excess of the foregoing limitation shall be credited to a suspense account and thereafter reallocated (prior to the application of any amounts subsequently credited to the forfeiture account established under Section 3.7) among the remaining Participants as an additional Discretionary Contribution in accordance with Section 3.5(a). No adjustment shall be made to such suspense account to reflect income, profits and losses, expenses or other transactions affecting the Plan. Any Pre-Tax Contributions distributed to a Participant pursuant to this Section shall not be taken into account in determining such Participant's actual deferral percentage for purposes of Section 3.6.

      Section 10.4 EMPLOYMENT NONCONTRACTUAL. The establishment of this Plan shall not enlarge or otherwise affect the terms of any Employee's employment with an Employer and an Employer may terminate the employment of any Employee as freely and with the same effect as if this Plan had not been adopted.

      Section 10.5 LIMITATIONS ON RESPONSIBILITY. The Employers do not guarantee or indemnify the Trust against any loss or depreciation of its assets which may occur, nor guarantee the payment of any amount which may become payable to a Participant or his or her beneficiaries pursuant to the provisions of this Plan. All payments to Participants and their beneficiaries shall be made by the Trustee at the direction of the Committee solely from the assets of the Trust and the Employers shall have no legal obligation, responsibility or liability for any such payments.

      Section 10.6 MERGER OR CONSOLIDATION. In no event shall this Plan be merged or consolidated into or with any other plan, nor shall any of its assets or liabilities be transferred to any other plan, unless each Participant would be entitled to receive a benefit if the plan in which he or she then participates terminated immediately following such merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive if the Plan had been terminated immediately prior to such merger, consolidation or transfer.

      Section 10.7 APPLICABLE LAW. This Plan shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Oklahoma except where superseded by federal law.

      IN WITNESS WHEREOF, this restated Plan has been executed by Noble Affiliates, Inc. on behalf of all Employers this 19th day of May, 1994, to be effective as of January 1, 1994.

                                       NOBLE AFFILIATES, INC.


                                       By: /S/  Robert Kelley
                                          ----------------------------------
                                           Title: Chairman, President &
                                                   Chief Executive Officer
                                       - 56 -